Exhibit d(xvi) under Form N-1A
                                           Exhibit 10 under Item 601/ Reg. S-K

                                  SCHEDULE A
                                    to the
                         Investment Advisory Contract
                           Effective April 29, 2005




------------------------------------------------------------------------------------------------
Funds                                                              Fee (based on average daily
                                                                           net assets)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Balanced Fund                                                             0.65%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Equity Income Fund                                                        0.70%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Equity Index Fund                                                         0.20%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Income Fund                                                               0.60%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Intermediate-Term Bond Fund                                               0.70%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB International Equity Fund                                                 1.00%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Large Cap Growth Fund II                                                  0.85%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Large Cap Stock Fund                                                      0.85%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Large Cap Value Fund II                                                   0.70%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive Growth                               0.25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive Growth II                            0.25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Conservative Growth                             0.25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Conservative Growth II                          0.25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Moderate Growth                                 0.25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Moderate Growth II                              0.25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund                                              0.70%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Mid Cap Growth Fund                                                       0.85%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Multi Cap Growth Fund                                                     0.70%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB New York Tax-Free Money Market Fund                                       0.40%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund                                          0.70%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Pennsylvania Tax-Free Money Market Fund                                   0.40%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Prime Money Market Fund                                                   0.40%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Short Duration Government Bond Fund                                       0.60%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Short-Term Corporate Bond Fund                                            0.70%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Small Cap Growth Fund                                                     0.85%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Small Cap Stock Fund                                                      0.85%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Social Balanced Fund                                                      0.70%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB Tax-Free Money Market Fund                                                0.40%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MTB U.S. Government Money Market Fund                                         0.40%
------------------------------------------------------------------------------------------------


Witness the due execution hereof this 3rd day of March, 2005, to become effective on April 29, 2005.


MTB INVESTMENT ADVISORS, INC.       MTB GROUP OF FUNDS


By:  /s/ William F. Dwyer           By:  /s/ Beth S. Broderick
   ---------------------------         -------------------------------
Name:  William F. Dwyer             Name:  Beth S. Broderick
Title:  President                   Title:  Vice President